SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


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                           Netsmart Technologies, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                           Netsmart Technologies, Inc.
                                146 Nassau Avenue
                              Islip, New York 11751

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  March 7, 2002

    NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Netsmart Technologies, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 146 Nassau Avenue, Islip, New York 11751 on Thursday, March 7, 2002, at10:00 A.M. local time, for the purpose of considering and acting upon the following matters:

    (1) The election of six directors to serve until the 2003 Annual Meeting of Stockholders and until their successors shall be elected and qualified;

    (2)  The approval of the 2001 Long-Term Incentive Plan;

    (3) The approval of Richard A. Eisner & Company, LLP as the Company's independent certified public accountants for the years ended December 31, 2001; and

    (4) The transaction of such other and further business as may properly come before the meeting.

    The board of directors of the Company has fixed the close of business on January 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of stockholders eligible to vote at the annual meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at the offices of the Company, 146 Nassau Avenue, Islip, New York 11751.

         The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report to Stockholders for 2000 is being mailed with this proxy statement.

                                              By order of the Board of Directors

                                                           Anthony F. Grisanti
                                                           Secretary
Islip, New York
January 29, 2002

THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                           NETSMART TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                       2002 Annual Meeting of Stockholders

                               GENERAL INFORMATION
                               -------------------

    The accompanying proxy and this proxy statement are furnished in connection with the solicitation by the board of directors of Netsmart Technologies, Inc., a Delaware corporation, of proxies for use at our 2002 annual meeting of stockholders to be held at our offices, 146 Nassau Avenue, Islip, New York 11751, on Thursday, March 7, 2002 at 10:00 A.M. or at any adjournment thereof. We are mailing this proxy statement, the related proxy and the 2000 annual report to our stockholders on or about January 29, 2002.

    At the annual meeting, you will be asked to (a) elect six directors to serve until the 2003 annual meeting of stockholders and until their successors shall be elected and qualified, (b) approve our 2001 Long-Term Incentive Plan,
(c) approve the appointment of Richard A. Eisner & Company, LLP as our independent certified public accountants for 2001, and (d) transact such other and further business as may properly come before the meeting. Our board of directors does not know of any other matters which will be voted upon at the annual meeting.

    We encourage you to review the detailed discussion presented in this proxy statement and either return the completed and executed proxy or attend the annual meeting.

Record Date; Outstanding Shares; Voting Rights and Proxies

    Stockholders of record at the close of business on January 15, 2002, which is the record date for the annual meeting, are entitled to notice and to vote at the annual meeting. As of the close of business on the record date, we had 3,691,209 shares of common stock outstanding. You are entitled to one vote for each share you owned of record on the record date.

    We require the presence in person or by proxy of holders of a majority of the shares of common stock that were outstanding on the record date in order to conduct the annual meeting. If you file a proxy or attend the annual meeting, your shares are counted as being present at the annual meeting for purposes of determining whether there is a quorum, even if you abstain from voting on all matters. The vote required for the election of directors and approval of other proposals is set forth in the discussion of each proposal.

    You are requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that your shares are voted at the annual meeting. If you return a signed proxy, you may still attend the annual meeting and vote in person. If you give a proxy, you have the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving us written notice that you have revoked your proxy or by attending the annual meeting and voting in person. There is no required form for a proxy revocation. If you properly execute a proxy and do not revoke it, your shares will be voted at the annual meeting in accordance with your instructions.

    If you sign and return a proxy but do not specify how you want your shares voted with respect to any or all of the proposals listed therein, the shares represented by your proxy will be voted for all the proposals, including the election of directors. Abstentions and broker non-votes are not counted as votes "for" or "against" a proposal.

Cost of Solicitation

    We will bear the costs of soliciting proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees, who will receive no compensation in addition to their regular salary, may solicit proxies by mail, telecopier, telephone or personal interview. We will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the common stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

     BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY HOLDINGS OF MANAGEMENT
     ----------------------------------------------------------------------

    Set forth below is information as of December 31, 2001, as to each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock, each director, each officer listed in the Summary Compensation Table and all officers and directors as a group.

                                                          Percent of Outstanding
                                                          ----------------------
Name and Address                               Shares     Common Stock
----------------                               ------     ------------
John F. Phillips                               215,972           5.7%
146 Nassau Avenue
Islip, New York 11751
R&R Opportunity Fund, L.P.                     200,000           5.4%
1250 Broadway; 12th floor
New York, New York 10001
Edward D. Bright                               188,172           5.0%
Gerald O. Koop                                 167,283           4.4%
James L. Conway                                167,250           3.8%
Anthony F. Grisanti                            120,171           3.2%
Joseph G. Sicinski                              32,000             *
Francis J. Calcagno                                  0             0%
All directors and officers as a
group (seven individuals)                      890,848          21.9%

----------
*   Less than 1%.

    Except as set forth in the following paragraphs, each person has the sole voting and sole investment power and direct beneficial ownership of the shares. Each person is deemed to beneficially own shares of common stock issuable upon exercise of options or warrants which are exercisable on or within 60 days after the date as of which the information is provided.

    The number of shares owned by our directors and officers shown in the table includes shares of common stock which are issuable upon exercise of options and warrants that are exercisable at December 31, 2001 or will become exercisable within 60 days after that date. Set forth below is the number of shares issuable upon exercise of those options and warrants for each of our directors and the officers named in the Summary Compensation Table.


Name                                                      Number
----                                                      ------
John F. Phillips                                          98,750
Edward D. Bright                                          86,250
Gerald O. Koop                                           101,000
James L. Conway                                           69,250
Anthony F. Grisanti                                       23,802
All officers and directors as a group                    365,052


    The options and warrants held by Mr. Conway include warrants, exercisable at $12.00, to purchase 34,000 held by Mr. Conway and 14,250 shares held by Mr. Conway's wife, as to which he disclaims beneficial ownership.

                              ELECTION OF DIRECTORS
                              ---------------------

    Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the board of directors. The board of directors has established the size of the board for the ensuing year at six directors and is recommending that our six incumbent directors be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board of directors, and any shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors.

    The board of directors is presently comprised of six individuals, Messrs.
James L. Conway, Edward D. Bright, John F. Phillips, Gerald O. Koop, Joseph G.
Sicinski and Francis J. Calcagno.  Messrs. Conway, Bright, Phillips, Koop and
Sicinski were elected at the 2000 annual meeting of stockholders, for which proxies were solicited. Mr. Calcagno was elected as a director in September
2001.

    The following table sets forth certain information concerning the nominees for director:


         Name                 Age               Position with the Company         Director Since
         ----                 ---               -------------------------         --------------
Edward D. Bright(1)           65       Chairman of the board and director              1998
James L. Conway               54       Chief executive officer and director            1996
Gerald O. Koop                63       President and director                          1998
John F. Phillips              64       President of Creative Socio-MedicsCorp.         1994
                                       and vice president of Netsmart
Joseph G. Sicinski1           70       Director                                        1998
Francis J. Calcagno1          52       Director                                        2001

----------
1   Member of the audit and compensation committees.

    Mr. Edward D. Bright has been our chairman of the board and a director since
April 1998. From April 1998 until 1999, Mr. Bright was chairman, secretary, treasurer and a director of Consolidated Technology Group Ltd., a public company now known as The Sagemark Companies, Ltd. In 2000, Mr. Bright was reelected chairman of the board and a director of Sagemark. From January 1996 until April
1998, Mr. Bright was an executive officer of or advisor to Creative Socio-Medics
Corp., our wholly-owned subsidiary.

    Mr. James L. Conway has been our chief executive office since April 1998, a director since January 1996 and president from January 1996 until January 2001.
From 1993 until April 1998, he was president of a Long Island based manufacturer of specialty vending equipment for postal, telecommunication and other industries.

                                      - 3 -

    Mr. Gerald O. Koop has been one of our directors since June 1998 and president since January 2001. He has held management positions with Creative Socio-Medics for more than the past five years, most recently as its chief executive officer, a position he has held since 1996.

    Mr. John F. Phillips has been one of our directors and president of Creative Socio-Medics since June 1994, when Creative Socio-Medics was acquired, and our vice president since June 1994.

    Mr. Joseph G. Sicinski has been one of our directors since June 1998. He is president and a director of the Trans Global Services, Inc., a technical staffing company, a position he held with Trans Global and its predecessor since September 1992. From April 1998 until December 2001, he was also chief executive officer of Trans Global.

    Mr. Francis J. Calcagno has been one of our directors since September 2001. He is a senior managing director of Dominick & Dominick LLC, a position he has held since 1997. From 1993 until 1997, he was a managing director of Deloitte and Touche, LLP.

    Directors are elected for a term of one year.

    None of our officers and directors are related.

    During 2001, one director, Mr. Calcagno, was late in filing his Form 3 Initial Statement of Beneficial Ownership.

    Our certificate of incorporation includes certain provisions, permitted under Delaware law, which provide that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for certain conduct prohibited by law. The Certificate of Incorporation also contains broad indemnification provisions. These provisions do not affect the liability of any director under Federal or applicable state securities laws.

Approval Required
-----------------

    Provided that a quorum is present at the annual meeting, the six directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

    The board of directors recommends a vote FOR the nominees listed above.


Meetings, Committees of the Board of Directors and Directors Compensation
-------------------------------------------------------------------------

    Our board of directors has two committees - the audit committee and the compensation committee.

    The audit committee is to consist of two independent directors, Messrs. Francis J. Calcagno, who is chairman of the committee, and Joseph G. Sicinski, and one director, Mr. Edward D. Bright, who is not an employee or a family member of an employee but who is not an independent directors under the Nasdaq guidelines. Mr. Bright serves as a consultant to us. Mr. Bright's consulting contract is described under "Certain Relationships and Related Transactions." The board of directors has determined that, on an interim basis, it is in our best interest for Mr. Bright to serve on the audit committee. We are actively continuing our search for an additional independent director who will add strategic value to our company. We believe that we have not been able to attract an individual to serve as an independent director principally because of one or more of the following factors: We are a small company, with modest revenue and income and capitalization; the market price of our common stock has been in the $2.00 to $3.00 price range since prior to October 2000, and the candidate was not able to obtain approval to serve on our board from his or her employer.

    The board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis. A copy of the audit committee's current charter is attached to this proxy statement as Appendix B.

    The compensation committee, which is composed of Messrs. Calcagno, Sicinski and Bright, serves as the stock option committee for our stock option plans and the employee stock purchase plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers.

    Excluding actions by unanimous written consent, the board of directors held four meetings during 2001 and one meeting during 2000, the compensation committee held one meeting during 2001 and one meeting during 2000, and the audit committee held four meetings in 2001 and four meetings in 2000. The audit committee met with our independent accountants and chief financial officer prior to filing of the Form 10-K for 2000 to review the 2000 audited financial statements with the independent auditors. During 2001 and 2000, all of our directors attended at least 80% of the meetings of the board and any committee of which they are members.

    We pay each director who is not employed by us a monthly fee of $750, and we pay the chairman of the board a monthly fee of $1,500.

                               EXECUTIVE OFFICERS

    Set forth below are our executive officers and information concerning the one officer who is not also a director.


    Name                                Position
    ----                                --------
James L. Conway                Chief executive officer
Gerald O. Koop                 President
Anthony F. Grisanti            Chief financial officer, treasurer and secretary
John F. Phillips               President of Creative Socio-Medics and vice
                               president of Netsmart

    Mr. Anthony F. Grisanti has been our treasurer since June 1994, secretary since February 1995 and chief financial officer since January 1996.

                             EXECUTIVE COMPENSATION

    Set forth below is information with respect to compensation paid or accrued by us for 2001, 2000, 1999 and 1998 to our chief executive officer and to each of our other officers whose salary and bonus for 2001 exceeded $100,000.


                           SUMMARY COMPENSATION TABLE


                                               Annual Compensation        Long-Term
                                               -------------------        ---------
                                                                          Compensation (Awards)
                                                                          ---------------------
                                                                          Options, SARs
Name and Principal Position           Year     Salary        Bonus        (Number)
---------------------------           ----     ------        -----        ------------

James L. Conway, CEO                  2001     $182,239          *                 --
                                      2000      177,120      $102,515          21,000
                                      1999      172,000       107,000              --
                                      1998      173,563        27,000          90,000
Gerald O. Koop, president             2001      160,959          *                 --
                                      2000      156,480       139,269          21,000
                                      1999      152,000       172,169              --
                                      1998      104,700       126,305          80,000
John F. Phillips, vice president      2001      160,959          *                 --
                                      2000      156,480        83,973          18,750
                                      1999      152,000        64,000              --
                                      1998      124,800        70,540          80,000
Anthony F. Grisanti, chief            2001      139,679          *                 --
financial officer                     2000      135,840       104,656          18,750
                                      1999      132,000       100,000              --
                                      1998      102,240        56,967          80,000

----------
*   As of the date of this proxy statement, the board of directors has not determined whether there will be a bonus pool for key executives and consultants for 2001.

    The bonuses for Mr. Koop includes accrued commissions of $94,568 for 2000 and $100,169 for 1999. These commissions will be paid in installments through 2002.

    In January 2001, we entered into employment agreements with Messrs. James L.
Conway, John F. Phillips, Gerald O. Koop and Anthony F. Grisanti for a term of three years for Messrs. Conway and Grisanti and two years for Messrs. Koop and Phillips. We believe that these officers are vital to our business. Each of the officers has the right to extend the term for an additional year. Following termination of the employment term, or earlier at the discretion of the officer, each of the officers has the right to continue as a part-time consultant for a term of five years for annual compensation of $75,000. Pursuant to these agreements, these officers received the following salaries in 2001: Mr. Conway -
$170,239, Mr. Koop - $148,959, Mr. Phillips - $148,959, and Mr. Grisanti -
$127,679. The agreements provide increase annual increases. The agreements provide that the executives are eligible to participate in a bonus pool to be determined annually by the board, based on the executive's performance. The agreements also provide each of these officers with an automobile allowance, which is included under "Salary,"and insurance benefits. In the event of the officer's dismissal or resignation or a material change in his duties or in the event of a termination of employment by the executive or by us as a result of a change of control, the officer may receive severance payments of between 42 and 48 months' compensation.

Option Exercises and Outstanding Options

    The following table sets forth information concerning the exercise of options during the year ended December 31, 2001 and the year-end value of options held by our officers named in the Summary Compensation Table. No options were granted during 2001 to any of our officers named in the Summary
Compensation Table. No stock appreciation rights have been granted.


                                      - 6 -

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value
                (All options were fully exercisable at year end)

                                                           Number of
                                                           Securities
                                                           Underlying           Value of
                                                           Unexercised          Unexercised In-the-
                          Shares Acquired      Value       Options at Fiscal    Money Options at
         Name             Upon Exercise       Realized     Year End             Fiscal Year End
         ----             -------------       ---------    ------------------   ---------------

James L. Conway                   --               --          69,250               $ 23,520
Gerald O. Koop                 2,888           $3,350         101,000                162,920
John F. Phillips               9,000            7,290          98,750                160,400
Anthony F. Grisanti               --               --          23,802                 28,224


----------
    The determination of "in the money" options at December 31, 2001, is based on the closing price of the common stock on the Nasdaq SmallCap Market on
December 31, 2001, which was $2.93 per share.

    The options held by Mr. Conway include warrants, exercisable at $12.00 per share, held by Mr. Conway (34,000 shares) and Mr. Conway's wife (14,250 shares).
Mr. Conway disclaims beneficial interest in securities held by his wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In August 2001, we entered into an exclusive investment banking agreement
Dominick & Dominick, Inc., of which Mr. F11rancis J. Calcagno, one of our directors, is a senior managing director. Mr. Calcagno was not a director at the time we entered into this agreement with Dominck & Dominick. Dominick &
Dominick holds warrants to purchase 100,000 shares of common stock at an exercise price of $5.45 per share. These warrants were issued pursuant to a nonexclusive investment banking agreement dated September 8, 1999.

    We entered into a consulting agreement with Mr. Bright dated January 1, 2001, pursuant to which Mr. Bright is to devote 50% of his time to our business for a period of two years, with Mr. Bright having the right to extend the term for an additional year. Following the completion of the term, or earlier at the discretion of Mr. Bright, Mr. Bright continues as a part-time consultant for an additional five years. Mr. Bright receives compensation at the annual rate of $75,000 during the consulting term, and we provide him with an automobile allowance and insurance benefits. Mr. Bright is eligible, at the discretion of the board, to participate in a bonus pool which may be established by the board.
In the event that Mr. Bright's consultant relationship is terminated as a result of a change of control, we are to pay him as severance pay between 42 and 48 months compensation. We paid Mr. Bright total compensation of $88,180 for 2001. As of the date of this proxy statement, we have not awarded bonuses for 2001 or determined the extent, if any, of a bonus pool for 2001.

                                PERFORMANCE GRAPH

    The following graph, based on data provided by the Center for Research in Security Prices, shows changes in the value of $100 invested on of $100 invested on December 31, 1996, of: (a) shares of our common stock; (b) the Nasdaq stock index (US companies); and (c) an SIC peer group consisting of Nasdaq listed companies in SIC code 7370 through 7379, which computer and data processing companies. The values of each investment at the end of each period are derived from compounded daily returns that include all dividends. Total stockholder returns from each investment can be calculated from the year-end investment values shown beneath the graph provided below.

                                      - 7 -









                                              12/31/96     12/31/97    12/31/98    12/31/99      12/31/00     12/31/01
                                              --------     --------    --------    --------      --------     --------
Netsmart Technologies, Inc.                    100.0         25.9        25.3        62.9          18.5         28.9
Nasdaq Stock Market (US companies)             100.0        122.5       172.7       320.9         193.0        153.2
Nasdaq computer and data processing stocks     100.0        122.9       219.2       481.8         221.5        178.7


    The index level for all indices was set at 100.0 on December 31, 1996, when trading in our common stock commenced.


                  APPROVAL OF THE 2001 LONG-TERM INCENTIVE PLAN
                  ---------------------------------------------

    The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in December 4, 2001, the board of directors adopted, subject to stockholder approval, the 2001
Long-Term Incentive Plan, covering 180,000 shares of common stock.

    We presently have two other stock option plans, the 1998 and 1999 Long-Term
Incentive Plans. We may grant options or other equity-based incentives for a total of 1,085,000 shares of common stock under these prior plans. As of December 31, 2001, we had issued a total of 348,115 shares of common stock under these plans, 728,385 shares of common stock were subject to outstanding options, and 8,500 shares of common stock were available for grant, except to the extent of any shares which are subject to outstanding options which expire unexercised.

                                      - 8 -

    Our stock option plans are administered by a committee of at least two non-employee directors appointed by the board. The compensation committee serves as the committee under all of our stock option plans. Any member or alternate member of the committee is not eligible to receive options or stock under these plans except for the annual option grant and certain options grants which were approved by the stockholders in connection with the approval of the 1998 plan. The committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee are performed by the board of directors. The compensation committee consists of Messrs. Francis J. Calcagno, Edward D. Bright and Joseph G. Sicinski.

    Set forth below is a summary of the 2001 plan, but this summary is qualified in its entirety by reference to the full text of the 2001 plan, a copy of which is included as Exhibit A to this proxy statement. The plan, which expires in December 3, 2011 unless terminated earlier by the board of directors, gives the board of directors broad authority to modify the plan, and, in particular, to eliminate any provisions which are not required in order to meet the requirements of Rule 16b-3 of the Securities and Exchange Commission pursuant with the Securities Exchange Act of 1934, as amended.

    We may issue a maximum of 180,000 shares of common stock under the 2001 plan. If an option under the 2001 plan expires or terminates without being exercised in full or if shares awarded under the plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the plan. The plan imposes no limit on the number of officers and other key employees to whom awards may be made.

    We may make awards under the 2001 plan to key employees, including officers and directors of us and our subsidiaries, and consultants and others who perform services for us and our subsidiaries, except that directors who are not employed by us or our subsidiaries or are not otherwise engaged by us are not eligible for options under the 2001 plan, except that the 2001 plan provides for the automatic grant to each non-employee directors of a non-qualified option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2002. If any non-employee director is first elected to the board after April 1st in any year, the director will receive the automatic grant on an option to purchase 5,000 shares of common stock on the date of his or her election. The options to non-employee directors pursuant to the annual grant or the grant to newly- elected non-employee directors have a term of five years from the date of grant and become exercisable as to all of the shares of common stock subject to the option six months from the date of grant, except that they become immediately exercisable if a change of control, as defined in the 2001 plan, should occur and terminate seven months after termination of service if such termination is other than as a result of his or her death or disability. Three directors, Messrs. Francis J. Calcagno, Edward D. Bright and Joseph G. Sicinski, qualified as non- employee directors. No options were granted under the 2001 plan.

    The committee has the authority to grant the following types of awards under the 2001 plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. The 2001 plan is designed to provide us with broad discretion to grant incentive stock-based rights.

    Tax consequences of awards provided under the 2001 plan are dependent upon the type of award granted. The grant of an incentive or non-qualified stock options does not result in any taxable income to the recipient or deduction to us. Upon exercise of a non-qualified stock option, the recipient recognizes income in the amount by which the fair market value on the date of exercise exceeds the exercise price of the option, and we receive a corresponding tax deduction. In the case of an incentive stock option, no income is recognized to the employee, and no deduction is available to us, if the stock issued upon exercise of the option is not transferred within two years from the date of grant or one year from the date of exercise, whichever occurs later. However, the exercise of an incentive stock option may result in additional taxes through the application of the alternative minimum tax. In the event of a sale or other disqualifying transfer of stock issued upon exercise of an incentive stock option, the employee realizes income, and we receive a tax deduction, equal to the amount by which the lesser of the fair market value at the date of exercise or the proceeds from the sale exceeds the exercise price. The issuance of stock pursuant to a stock grant results in taxable income to the recipient at the date the rights to the stock become nonforfeitable, and we receive a deduction in such amount. However, if the recipient of the award makes an election in accordance with the Internal Revenue
Code of 1986, as amended, the amount of his or her income is based on the fair market value on the date of grant rather than the fair market value on the date the rights become nonforfeitable. When compensation is to be recognized by the employee, appropriate arrangements may be required to be made with respect to the payment of withholding tax.

Option Grants

    No options were granted to the officers named in the Summary Compensation
Table during 2001. The following table sets forth information concerning options granted during the year ended December 31, 2000 pursuant to our long-term incentive plans. No SARs were granted.

                  Option Grants in Year Ended December 31, 2000


                                             % of Total                                       Potential Realizable
                                             Options                                          Value at Assumed
                         Number of           Granted to                                       Annual Rates of Stock
                         Shares              Employees in   Exercise                          Price Appreciation
                         Underlying          Fiscal         Price Per       Expiration
    Name                 Options Granted      Year          Share              Date            5%($)        10%($)
    ----                 ---------------     ---------      ---------       ----------        ------        ------

James L. Conway             21,000              7.0%           $1.81        12/27/05         $10,500        $23,205
Gerald O. Koop              21,000              7.0%            1.81        12/27/05          10,500         23,205
John F. Phillips            18,750              6.2%            1.81        12/27/05           9,375         20,719
Anthony F. Grisanti         18,750              6.2%            1.81        12/27/05           9,375         20,719

Vote Required
-------------

    The proposal to approve the 2001 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

    The board of directors recommends a vote FOR the proposal.

                        SELECTION OF INDEPENDENT AUDITORS

    It is proposed that the stockholders approve the selection of Richard
A. Eisner & Company, LLP as our independent public accountant for the years ending December 31, 2001. The audit committee has recommended, and the board of directors has approved, the selection of Richard A. Eisner & Company, LLP as our independent public accountants. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the board of directors.

    Richard A. Eisner & Company, LLP was our independent certified public accountants for the year ended December 31, 2000, and its report is included in the annual report. At no time since their engagement have they had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountants.

    Representatives of Richard A. Eisner & Company, LLP are not expected to be present at the annual meeting, but will be available by telephone to answer any questions raised by stockholders at the meeting.

                                     - 10 -

Vote Required
-------------

    The proposal to approve the selection of Richard A. Eisner & Company, LLP as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

    The board of directors recommends a vote FOR the proposal.

                           INCORPORATION BY REFERENCE
                           --------------------------

    We incorporate into this proxy statement the audited financial statements for the years ended December 31, 2000 and 1999 together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the annual report, and unaudited financial statements for the nine months ended September 30, 2001, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in our Form 10-Q for the nine months ended September 30, 2001. A copy of the annual report is being mailed to stockholders of record on the record date concurrently with the mailing of this proxy statement. Additional copies of the annual report and copies of the Form 10-Q will be provided by us without charge upon request. Requests for copies of the annual report or Form 10-Q should be made as provided under "Other Matters."

                                  OTHER MATTERS
                                  -------------

    Any proposal which a stockholder wishes to present at the 2003 Annual Meeting of Stockholders must be received by us at our executive offices at 146 Nassau Avenue, Islip, New York 11751, not later than January 31, 2003.

    Copies of our Form 10-K for the year ended December 31, 2000 and Form
10-Q for the nine months ended September 30, 2001, without exhibits, may be obtained without charge by writing to Mr. Anthony F. Grisanti, Chief Financial Officer, Netsmart Technologies, Inc., 146 Nassau Avenue, Islip, New York 11751. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits.

    The board of directors does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                             By Order of the Board of Directors

                                                    James L. Conway
                                                    Chief Executive Officer
January 29, 2002

                                                              Exhibit A


                           NETSMART TECHNOLOGIES, INC.

                          2001 Long-Term Incentive Plan


1.     Purpose; Definitions.

       The purpose of the Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan (the "Plan") is to enable Netsmart Technologies, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

       For purposes of the Plan, the following terms shall be defined as set forth below:

       (a) "Affiliate" means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

       (b)  "Board" means the Board of Directors of the Company.

       (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

       (d) "Cause" means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or, if the participant has an employment agreement with the Company, a Subsidiary or Affiliate, an event which constitutes "cause" as defined in such employment agreement.

       (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       (f) "Commission" means the Securities and Exchange Commission or any successor thereto.

       (g) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

       (h) "Company" means Netsmart Technologies, Inc., a Delaware corporation, or any successor corporation.

       (i) "Deferred Stock" means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

       (j) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

       (k) "Early Retirement" means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

       (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

       (m) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

       (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

       (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Non-Employee Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate.

       (p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

       (q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

       (r) "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

       (s) "Plan" means this Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan, as hereinafter amended from time to time.

       (t) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

       (u)  "Retirement" means Normal Retirement or Early Retirement.

       (v) "Stock" means the Common Stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

       (w) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Paragraph 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

       (x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

       (y) "Stock Purchase Right" means the right to purchase Stock pursuant to
Section 9 of the Plan.

       (z) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

       In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Paragraphs 11(b), (c) and (d) of the Plan.

2.     Administration.

       (a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors.

       (b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the
Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

              (i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

              (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

              (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

              (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

              (v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Paragraph 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

              (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

              (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

              (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

              (ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

       (c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

       (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.     Stock Subject to Plan.

       (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be one hundred eighty thousand (180,000) shares of Common Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

       (b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

       (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.     Eligibility.

       (a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of the Plan, Non- Employee

Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

       (b) On each April 1 of each year, commencing April 1, 2002, each person who is a Non-Employee Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date); provided, however, that with respect to the automatic grant on April 1, 2002, in the event that the Plan shall not have been approved by stockholders on or prior to April 1, 2002, the automatic option grant in 2002 shall be granted on the date that the Plan is approved by stockholders. Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Common Stock. The Non-Qualified Stock Options granted pursuant to this Paragraph 4(b) and pursuant to Paragraph 4(c) of the Plan shall become exercisable as to all of the shares subject thereto six (6) months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Non-Employee Director ceases to be a director if such Non-Employee Director ceases to be a director other than as a result of his death or Disability. The provisions of this Paragraph 4(b) and said Paragraph 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

       (c) If any Non-Employee Director is first elected to the board subsequent to April 1 or any year, commencing April 1, 2002, such person shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors who are elected as directors at such date); provided, however, that, in the event that the Plan shall not have been approved by stockholders on or prior to the date of such director's election, the automatic option grant shall be granted on the date that the Plan is approved by stockholders.

5.     Stock Options.

       (a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

       (b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

              (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

              (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

              (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

              (iv)  Method of Exercise.

                     (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

                     (B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                     (C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

                     (D) Subject to Paragraph 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 14(a) of the Plan.

              (v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

              (vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (vii) Termination by Reason of Disability or Retirement. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

              (viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

              (ix)  Incentive Stock Options.

                     (A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                     (B) To the extent required for "incentive stock option" status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

                     (C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                              If (x) a participant's employment is terminated by
reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                              if the exercise of an Incentive Stock Option is
accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

              (x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

              (xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or

Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6.     Stock Appreciation Rights.

       (a)  Grant and Exercise.

              (i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

              (ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

              (iii) A Stock Appreciation Right may be exercised by an optionee, subject to Paragraph 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Paragraph 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

       (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

              (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and
Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

              (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

              (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Paragraph 5(b)(v) of the Plan.

              (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

              (v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

              (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7.     Restricted Stock.

       (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Paragraph 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

       (b)  Awards and Certificates.

              (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

              (ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

              (iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Paragraph 7(b)(ii).

              (iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

              (v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

       (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

              (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

              (ii) Except as provided in this paragraph 7(c)(ii) and Paragraph 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Paragraph 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

              (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

              (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

       (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8.     Deferred Stock.

       (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Paragraph 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

       (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

              (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Paragraph 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

              (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

              (iii) Subject to the provisions of the award agreement and this
Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

              (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

              (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

              (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

       (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9.     Stock Purchase Rights.

       (a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

              (i)  at its Fair Market Value on the date of grant;

              (ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

              (iii)  at an amount equal to Book Value on such date; or

              (iv) at an amount equal to the par value of such Stock on such date.

       The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

       (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to
Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Paragraph 9(a) of the Plan.

10.    Other Stock-Based Awards.

       (a)  Administration.

              (i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

              (ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

       (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

              (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

              (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

              (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

              (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

              (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

              (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11.    Change in Control Provisions.

       (a) Impact of Event. In the event of a "Change in Control," as defined in Paragraph 11(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

              (i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders; provided, however, that if such stockholder approval shall not have been obtained prior to a Change of Control or a Potential Change of Control, any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

              (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders.

              (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Paragraphs 11(a)(i) and (ii) of the Plan), shall be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Paragraph 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

       (b) Definition of "Change in Control." For purposes of Paragraph 11(a) of the Plan, a "Change in Control" means the happening of any of the following:

              (i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

              (ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 11(b)(ii); or

              (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

       (c) Definition of Potential Change in Control. For purposes of Paragraph 11(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

              (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

              (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

       (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 11(a)(iii).

12.    Amendments and Termination.

       (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

       (b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

       (c) Subject to the provisions of Paragraphs 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13.    Unfunded Status of Plan.

       The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

14.    General Provisions.

       (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

       (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

       (c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

       (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

       (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15.    Effective Date of Plan.

       The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.    Term of Plan.

       Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

                                                                   Exhibit B

                           NETSMART TECHNOLOGIES, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Organization

There shall be a Committee of the Board of Directors (the "Board") of Netsmart Technologies, Inc. (the "Company") to be known as the Audit Committee (the "Committee"). This charter governs the operation of the Committee. The Committee shall review and reassess this charter at least annually and obtain the approval of the Board. The Committee shall be composed of at least three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a Committee member.1 All Committee members shall be able to read and understand financial statements generally and in particular, financial statements of companies in the software industry, and at least one member of the Committee shall have relevant experience in accounting or related financial management.

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, the review of quarterly financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors, and the financial management of the Company, particularly its chief financial officer.

Responsibilities

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the annual financial statements and reviewing the quarterly financial statement. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements.

In carrying out these responsibilities, the Audit Committee will:

     * Meet at least four times each year, and more frequently if circumstances so warrant. The Audit Committee Chairman has the power to call a Committee meeting whenever there is a need.

     * Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholder approval.

     * Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     * Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit from both the independent auditors and the financial and accounting personnel any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically shall review Company policy standards to determine their adherence to the code of conduct.

     * Review the internal audit function of the Company including the independence and authority of its reporting obligations and the implementation of any recommendations given by the independent auditors, the proposed audit plan for the coming year, and the coordination of such plan with the independent auditors.

     * Receive, prior to each meeting, audit reports from completed internal audits.

     * Review the annual financial statements contained in the annual SEC filing and report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles shall be reviewed and approved by the Committee. Review the quarterly results and financial statements with management and the independent auditors before they are released to the public or filed with the SEC or other regulators. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     * Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     * Review accounting and financial human resources and succession planning within the Company.

     * Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

     * Investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Additional Responsibilities

The Committee shall also have the responsibility to review and approve any material transactions between the Company and any of its officers and directors, including any affiliates of any officers and directors and any entities in which any officer or director has an material interest, other than employment agreements and other matters which are subject to approval of the Company's compensation committee, any stock option committee or any other committee of the Board which has been given express authority to approve such a transaction.

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1     The audit committee may include one director who is not independent, and is not a current employee or an immediate family member of an employee, if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the Company's best interests. In such event, next annual proxy statement shall disclose the nature of the relationship and the reasons for that determination.